UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2010

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21093
 (Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on April 20, 2010, Omega Healthcare Investors, Inc. (“Omega”) announced the exercise of its option to acquire certain subsidiaries of CapitalSource Inc. (“CapitalSource”) owning 63 long-term care facilities (the “Casablanca Portfolio”). On June 9, 2010, Omega completed the acquisition of the Casablanca Portfolio for approximately $293 million in cash, of which approximately $261 million was used by CapitalSource to repay mortgage debt associated with the Casablanca Portfolio.  The acquisition was conducted pursuant to an Option Agreement dated December 22, 2009 among Omega, CapitalSource and CSE SLB LLC, as amended, a copy of which is filed as Exhibit 10.1 to Omega’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 29, 2009.

The 63 facilities owned by the acquired CapitalSource subsidiaries represent 6,607 available beds located in 19 states and are part of 30 in-place triple net leases among 18 operators.

Omega used a combination of cash and borrowings of $195 million under its $320 million revolving senior secured credit facility to fund the acquisition.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 above, which is incorporated herein by reference, for a discussion of borrowings under Omega’s $320 million revolving senior secured credit facility.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2010, Omega amended and restated its Charter to revise various provisions regarding real estate investment trust (“REIT”) ownership limits to protect Omega’s status as a qualified REIT, and to otherwise modernize the Charter based on recent developments in REIT law and industry practice.  The amendments are described in Omega’s definitive proxy statement for the Annual Meeting of Stockholders held on June 9, 2010.

The amended and restated Charter was previously approved by Omega’s Board of Directors, subject to stockholder approval, and approved by Omega’s stockholders at the Annual Meeting of Stockholders held on June 9, 2010, as further described in Section 5.07 below.

A copy of the amended and restated Charter is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2010, Omega held its Annual Meeting of Stockholders.  At the Annual Meeting, there were present in person or by proxy 84,088,123 shares of Omega’s common stock, representing approximately 90% of the total outstanding eligible votes.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors

	Votes Cast in Favor	Votes Withheld	Broker Non-Votes

Edward Lowenthal	74,374,800	889,601	8,789,005
Stephen D. Plavin	74,426,263	838,138	8,789,005

Item 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor

For	Against	Abstentions	Broker Non-Votes

83,554,585	453,728	79,810	8,789,005

Item 3: Amendments to Omega’s Charter:

a.
Amendments to revise various provisions regarding REIT ownership limits in Omega’s Charter to protect Omega’s status as a qualified REIT and to otherwise modernize Omega’s Charter based on developments in REIT law and industry practice.

For	Against	Abstentions	Broker Non-Votes

83,361,278	637,106	89,732	8,789,005

b.
Amendments to Omega’s Charter to grant authority to the Board of Directors to amend Omega’s Charter from time to time to increase or decrease the aggregate number of authorized shares of Omega’s common and preferred stock.

For	Against	Abstentions	Broker Non-Votes

10,269,594	64,890,433	104,369	8,789,005

Pursuant to the foregoing votes, Messrs. Lowenthal and Plavin were reelected to serve on Omega’s Board of Directors, Items 2 and 3(a) were approved and Item 3(b) was not approved.

Item 8.01	Other Events.

As previously reported, on November 17, 2009, Omega entered into a securities purchase agreement with CapitalSource and certain of its subsidiaries, pursuant to which Omega agreed, subject to the terms and conditions of the purchase agreement, to purchase certain CapitalSource subsidiaries owning 40 long-term care facilities encumbered by long-term mortgage financing guaranteed by the U.S. Department of Housing and Urban Development (the “HUD Portfolio).  Omega’s acquisition of the HUD Portfolio is subject to customary closing conditions, and there can be no assurance that the transaction will be consummated.

This Form 8-K provides certain financial and pro forma information required under Item 9.01 of Form 8-K regarding the facilities that constitute the HUD Portfolio and the Casablanca Portfolio referred to in Section 2.01 above.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the purchase of the CapitalSource entities, which are subject to numerous conditions, requirements, adjustments, options, assumptions, risks and uncertainties. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “expect,” “estimate,” “plan,” “goal,” “will,” “continue,” “should,” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future transactions) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation: the remaining proposed transactions may not be completed on the proposed terms and schedule or at all; changes in economic or market conditions; continued or worsening recession in the overall economy or disruptions in credit and other markets; movements in interest rates and lending spreads; continued or worsening credit losses, charge-offs, reserves and delinquencies; our ability to successfully and cost effectively operate our business; competitive and other market pressures on product pricing and services; success and timing of our business strategies; the nature, extent and timing of governmental actions and reforms; changes in tax laws or regulations affecting our business; and other factors described in Omega’s 2009 Annual Report on Form 10-K and documents subsequently filed by Omega with the Securities and Exchange Commission. All forward-looking statements included in this report are based on information available at the time of this report. Omega is under no obligation to (and expressly disclaims any such obligation to) update or alter forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Filed as Exhibit 99.1 herewith.

(b)	Pro Forma Financial Information

Filed as Exhibit 99.2 herewith.

(c)	Shell Company Transactions

Not Applicable.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment and Restatement of Omega Healthcare Investors, Inc.

99.1
Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II, Combined Statements of Revenues and Certain Expenses for the quarter ended March 31, 2010 and Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III, Combined Statements of Revenues and Certain Expenses for the quarter ended March 31, 2010

99.2	Omega Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the quarter ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: June 14, 2010	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer